AMERICAN GENERAL LIFE INSURANCE COMPANY
                           VARIABLE ANNUITY CONTRACTS
                            A.G. SEPARATE ACCOUNT A
                             ONE MULTI-MANAGER VA

                      SUPPLEMENT DATED JANUARY 18, 2017
                   TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     The purpose of this supplement is to notify owners of American General Life Insurance Company ("AGL") One Multi-Manager variable annuity Contracts (the "Contracts") of the proposed liquidation of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 shares ("Portfolio"), a portfolio of the JPMorgan Insurance Trust (the "Trust").

     The Board of Trustees (the "Board") of the Trust approved the termination and liquidation of the Portfolio. The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about Friday, May 19, 2017 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolio will be automatically liquidated at the closing unit value and the liquidation proceeds transferred into the subaccount supported by the VALIC Company I Government Money Market I Fund ("Money
Market Fund").   The Money Market Fund is currently offered as an investment option in the variable annuity.

     If you wish to have the liquidation proceeds allocated to a subaccount other than the subaccount supported by the Money Market Fund, the Company must receive instructions from you prior to the Market Close two business days prior to the Liquidation Date (May 17, 2017). You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below or by completing a transfer form.

     Additional investments into the Portfolio will be accepted up to and including two business days prior to the Liquidation Date. After the Market Close on the Liquidation Date, any instructions for purchase payments, allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable to your Contract) into the Portfolio will be allocated to the subaccount supported by the Money Market Fund.

     Listed below are the investment options currently offered in your Contract. Please refer to your Contract prospectus for information regarding these investment options or call our Annuity Service Center at the telephone number below. Also please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact the Annuity Service Center.

Invesco V.I. American Franchise Fund - Series I
Invesco V.I. Core Equity Fund - Series I
Invesco V.I. International Growth Fund - Series I
Franklin Templeton Franklin Small-Mid Cap Growth VIP Fund - Class 2 Franklin Templeton Templeton Developing Markets VIP Fund - Class 2 JPMorgan Core Bond Portfolio - Class 1 Shares
JPMorgan Mid Cap Value Portfolio - Class 1 Shares
JPMorgan U.S. Equity Portfolio - Class 1 Shares
Oppenheimer Global Strategic Income Fund/VA - Non-Service Shares
Putnam VT Global Equity Fund - Class IB
VALIC Co. I Government Money Market I Fund

     Neither our automatic transfer of the liquidation proceeds to the Money Market Fund on the Liquidation Date, nor your transfer of assets out of the Portfolio prior to the Liquidation Date or out of the Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

     For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

     Should you have any questions, please contact the Annuity Service Center at 1-800-424-4990.